UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SCPIE HOLDINGS INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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On June 7 and June 8, 2006, SCPIE Holdings Inc. (“SCPIE”) will present a slide show presentation during meetings with various institutional investors and an institutional advisory service. A copy of the presentation is included below.

On May 8, 2006, SCPIE filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) and mailed it to SCPIE’s stockholders. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT SCPIE HAS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Security holders are able to obtain a free copy of the proxy statement and other related documents filed by SCPIE at the SEC’s website at www.sec.gov. SCPIE’s proxy statement and other related documents may also be obtained from SCPIE free of charge by contacting SCPIE’s Communications Department at (310) 551-5942.

LISTING OF PERSONS WHO MAY BE DEEMED “PARTICIPANTS” IN THE SOLICITATION AND CERTAIN INFORMATION CONCERNING SUCH PERSONS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON MAY 8, 2006, WHICH MAY BE OBTAINED THROUGH THE WEB SITE MAINTAINED BY THE SEC AT www.sec.gov. SINCE SUCH DATE, WILLIAM A. RENERT, M.D. SOLD 1,895 SHARES OF SCPIE’S COMMON STOCK ON MAY 12, 2006.

SCPIE Holdings Inc. Donald J. Zuk President and Chief Executive Officer Robert B. Tschudy Chief Financial Officer June 2006 (NYSE:SKP)

Safe Harbor Statement
In addition to historical information, this presentation contains forward-looking statements that are based upon the company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the company’s ability to retain its current insureds are dependent upon a variety of factors, including future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the company’s objectives or plans will be realized.

Our Business
Leading provider of medical malpractice insurance and
related liability insurance products—primarily in
Southern California—to:
– Physicians
– Oral surgeons
– Healthcare facilities
– Others engaged in the healthcare industry

Company Overview
Founded in 1976
Merged Southern California Physicians Insurance Exchange with
SCPIE Indemnity Company in 1997
IPO on NYSE on January 30, 1997
Today, third largest provider of medmal insurance in California, with nearly 14% market share
– Well-established core book of business
– 10,285 policies in force at March 31, 2006
– 96% of business is physician and medical group malpractice
Strong presence in Delaware

5 Strong Foundation Disciplined premium rate structure Outstanding 12-month retention rate – 95% Excellent combined loss ratios Innovative product offerings Experienced management team

Successful Turnaround Strategy
Withdraw from healthcare liability insurance markets outside of core geographic markets
Exit from assumed reinsurance operations
Successful continuing settlement of liabilities in non-core
businesses

7 Financial Overview

Improving  Core Operations
$119.1
$129.9
$123.2
$125.0
$127.6
$116.4
$32.0
$31.9
$31.1
$29.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2003 2004 2005 1Q 05 1Q 06
Net Premiums Earned Loss/Expense
(in millions)

9 Improving Core Operations ($10.8) ($1.9) $11.2 $0.1 $2.1 ($12) ($9) ($6) ($3) $0 $3 $6 $9 $12 2003 2004 2005 1Q 05 1Q 06 (in millions) Underwriting Income (loss)

10 Loss Ratios 88.6% 80.6% 70.9% 76.9% 71.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2003 2004 2005 1Q 05 1Q 06 Core Direct Healthcare Liability Insurance Underwriting Results

11 Combined Ratios Core Direct Healthcare Liability Insurance Underwriting Results 109.1% 101.5% 91.2% 99.7% 93.2% 80.0% 90.0% 100.0% 110.0% 2003 2004 2005 1Q 05 1Q 06

12 Net Income ($12.8) ($7.9) $3.5 $1.7 $2.4 ($15.0) ($10.0) ($5.0) $0.0 $5.0 2003 2004 2005 1Q 05 1Q 06 (in millions)

Investment Portfolio
ASSET ALLOCATION
Fixed Maturities
Cash & Cash Equivalents
86%
QUALITY
59%
AAA+/AAA
AA
11%
A
28%
BBA/BBB
2%
5.2% Current Yield: Tax-Exempt – 0%
4.1 years Effective Duration: Taxable – 100%
3.9 years Weighted Average
Combined Maturity:
Fixed-Income Allocation:
14%

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14 Shareholder Value SKP Stock Chart (6/1/04 - 6/01/06) 8 10 12 14 16 18 20 22 24 26 28

The Road Ahead
Focus on direct healthcare liability insurance in core markets
Improve A.M. Best rating
Continue run-off of non-core healthcare and assumed reinsurance liabilities
Embrace new technologies to enhance product offerings and
customer service
Target new markets for growth

Kaj Ahlmann
• Provides independent consulting services to various companies related to the insurance and reinsurance industries
• Chairman and CEO of Inreon, 2001 – 2003
• Vice Chairman and Executive Officer of E.W. Blanch Holdings, Inc.,
1999 – 2001
• Chairman, President and CEO of Employers Reinsurance
Corporation, 1993 – 1999
• Currently serves on the boards of Erie Indemnity Company, Erie
Insurance Group and Cyrus Re

Marshall Geller
Has spent more than 40 years in corporate finance and investment banking, including 21 years as Senior Managing director for Bear,
Stearns and Company
Co-Founder and Senior Managing Director of St. Cloud Capital, a
private investment fund formed in December 2001
Chairman, CEO and founding partner of Geller & Friend Capital
Partners, Inc., a private merchant bank formed in 1995
Currently serves as a Non-Executive Chairman of the Board of
Directors of ShopNBC-Value Vision Media, Inc., as well as on the boards of several financial institutions

Elizabeth Murphy
Executive Vice President, 2002-2006, and Chief Financial Officer,
2002-2005, of Scottish Re Group Limited, an NYSE-traded company
Treasurer, ACE Limited, a property and casualty insurance company,
2001-2002
Chief Financial Officer, ACE Tempest Reinsurance Ltd., 1993-2000
Member of the Institute of Chartered Accountants in England and
Wales

Investment Rationale
Three prospective board members
Experienced, knowledgeable management team
Established leader in core markets
Solid momentum in core business
Committed to increasing shareholder value